NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED OCTOBER 1, 2019

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2019

Effective October 1, 2019, Jagdeep S. Ghuman will be added as a portfolio manager for the Fund. Jay L. Rosenberg and Tryg T. Sarsland will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GIFS-1019P